UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2016 (May 16, 2016)
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VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West, Laval, Quebec, Canada H7L 4A8
(Address of principal executive offices) (Zip Code)

(514) 744-6792
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 16, 2016, Brian M. Stolz tendered his resignation as the Senior Vice President Neurology, Dentistry and Generics of Valeant Pharmaceuticals International, Inc. to pursue other opportunities, with such resignation to be effective on May 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert Chai-Onn
	Name:	Robert Chai-Onn
	Title:	Executive Vice President, General Counsel, Chief Legal Officer